EXHIBIT 32

Certification Pursuant To
18 U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 Of The Sarbanes-Oxley Act of 2002

    In connection with the Annual Report of Borden Chemical, Inc. (the "Company") on Form 10-K for the period ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.   The Report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

2.   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Craig O. Morrison                                   /s/ William H. Carter_______
Craig O. Morrison                            William H. Carter
Chief Executive Officer                      Chief Financial Officer

        March 29, 2004                                   March 29, 2004

A signed original of this statement required by Section 906 has been provided to Borden Chemical, Inc. and will be retained by Borden Chemical, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.